LONG-TERM DEBT	9 Months Ended
Sep. 30, 2016
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
5. LONG-TERM DEBT

The Company has a $150.0 million revolving credit facility (the "Credit Facility") with a syndicate of lenders in order to secure available liquidity for vessel financing and general corporate purposes. Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin, and the Company pays a commitment fee on any undrawn amounts. The Credit Facility matures in March 2020, and is an expansion of the original 2013 $60.0 million revolving credit facility.

Borrowings under the Credit Facility are currently secured by first priority mortgages on the Company's vessels and assignments of earnings and insurance. Under the Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum value adjusted amount of equity (ii) a minimum value adjusted equity ratio (iii) a minimum level of liquidity (iv) a positive working capital and (v) a minimum total market value of the vessels to drawn debt. The Credit Facility also includes customary events of default, including non-payment, breach of covenants, insolvency, cross defaults and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy so long as it is within the contractual terms of the Credit Facility.

In connection with the establishment of the Credit Facility in December 2013 and expansion in March 2015, the Company incurred $0.8 million and $1.2 million, respectively, in financing costs. As described in Note 2, the Company has adopted ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30) – Simplifying the Presentation of Debt Issuance Costs, which required debt issuance costs to a recognized debt liability to be presented in the Balance Sheet as a direct deduction from the debt liability rather than an asset. The Company had $132.0 million and $47.0 million outstanding as of September 30, 2016 and December 31, 2015, respectively. The debt of $131.1 million as of September 30, 2016 and $45.8 million as of December 31, 2015, is presented net of unamortized deferred financing costs.

The Company was in compliance with its loan covenants as of September 30, 2016 and December 31, 2015. However, as of the date of this report, the Company is in default with three of its debt covenants, (i) the minimum value adjusted amount of equity clause, (ii) the minimum value adjusted equity ratio clause and (iii) a minimum level of liquidity. Waivers have been obtained from its lenders lowering (i) the minimum value of equity and (ii) the minimum value adjusted equity ratio covenant requirements to levels at which the Company is in compliance, and suspending (iii) the minimum level of liquidity covenant. These waivers are effective until March 31, 2018. Under the waiver the Company is unable to draw further on the credit facility.

 The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it bears a variable interest rate.